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Exhibit 10.18

GENERAL RELEASE

        This General Release (this "Release") is entered into as of March 6, 2003 by and among Cogent Communications Group, Inc., a Delaware corporation (the "Company"), Allied Riser Communications Corporation, a Delaware corporation ("Allied Riser"), Gerald K. Dinsmore, R. David Spreng, Donald Lynch, and Blair P. Whitaker (Messrs. Dinsmore, Spreng, Lynch and Whitaker collectively, the "Allied Riser Directors"), and the several noteholders that are signatories hereto (such noteholders each individually a "Noteholder" and collectively the "Noteholders").

RECITALS

        WHEREAS, the Noteholders hold in the aggregate $106,789,000 face value of the 7.5% Convertible Subordinated Notes Due 2007 issued by Allied Riser (the "Notes") pursuant to a certain Indenture, dated as of June 28, 2000, between Allied Riser and Wilmington Trust Company (the "Indenture"), as supplemented pursuant to a certain First Supplemental Indenture, dated as of February 4, 2002 (the "Supplemental Indenture");

        WHEREAS, Allied Riser is the wholly-owned subsidiary of the Company as the result of a merger consummated February 4, 2002 (the "Merger") pursuant to which the Company became co-obligor with respect to certain obligations related to the Notes under the Indenture and the Supplemental Indenture governing the Notes;

        WHEREAS, certain of the Noteholders are plaintiffs in the action against Allied Riser and certain of its former directors styled as Angelo, Gordon & Co., L.P., JMG Capital Partners, LLC, Sagamore Hill Hub Fund, LTD., JMG Triton Offshore Fund, LTD., Peninsula Capital Advisors, LLC, Guardfish LLC and Anda Partnership v. Allied Riser Communications Corporation, a Delaware corporation, Gerald K. Dinsmore, R. David Spreng, Donald Lynch, and Blair P. Whitaker (Messrs. Dinsmore, Spreng, Lynch and Whitaker collectively, the "Allied Riser Directors"), (C.A. No. 19298), in the Court of Chancery of the State of Delaware in and for New Castle County (the "Noteholder Litigation");

        WHEREAS, there is no plaintiff in the Noteholder Litigation that is not a party to this Release;

        WHEREAS, certain of the Noteholders filed an involuntary petition against Allied Riser in the Bankruptcy Court for the Northern District of Texas, Dallas Division (Case No. 02-32607-SAF-7) (the "Bankruptcy Litigation");

        WHEREAS, the Company, Allied Riser and the Noteholders have entered into that certain Settlement Agreement dated March    , 2003 (the "Settlement Agreement") pursuant to which, among other things, (a) the Noteholders agreed to dismiss with prejudice the Noteholder Litigation and to enter into a general release of certain claims by the Noteholders against Allied Riser, the Company and the Allied Riser Directors (the "Noteholder Release"), (b) Allied Riser agreed to make a cash payment to the Noteholders, (c) Allied Riser agreed to enter into a general release of certain claims by Allied Riser against the Noteholders (the "Allied Riser Release"), (d) the Company agreed to enter into a general release of certain claims by the Company against the Noteholders (the "Company Release"), and (e) Allied Riser and the Company agreed to cause each of the Allied Riser Directors to enter into a general release with the Noteholders (the "Allied Riser Director Releases"); and

        WHEREAS, the parties have further agreed that each shall deliver this Release into escrow upon the execution of the Settlement Agreement which escrow shall be governed by the terms and conditions of that certain Escrow Agreement entered into by the Company, Allied Riser, the Noteholders and the Escrow Agent thereunder dated March    , 2003 (the "Escrow Agreement").

        NOW, THEREFORE, in consideration of the mutual promises, agreements and releases contained herein and the mutual execution and performances of the Settlement Agreement, the parties agree as follows:

AGREEMENT

        1.    Allied Riser and the Company hereby release, remise and forever discharge each Noteholder and, as the case may be, its partners, members or stockholders, each of their associates, owners, members, affiliates, divisions, subsidiaries, predecessors, successors, heirs, assigns, agents, directors, officers, partners, employees, insurers, representatives, counsel and all persons acting by, through, under or in concert with them, or any of them (collectively, the "Noteholder Releasees"), of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, loss, cost or expense, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called "Claims") that Allied Riser or the Company, or any of their officers, directors, stockholders, successors or assigns, now have or may hereafter have against the Noteholder Releasees, or any of them, that arise out of or in connection with the Indenture, the Supplemental Indenture, the Notes, the Merger, the Noteholder Litigation, or the Bankruptcy Litigation, including without limitation, any counterclaims that were made, or that could have been made, in the Noteholder Litigation or the Bankruptcy Litigation, from the beginning of time to the date hereof (the "Allied Riser and Company Released Claims").

        2.    Allied Riser and the Company further covenant and promise that neither will file, pursue or bring any Allied Riser and Company Released Claim in any judicial or other forum against any one or more of the Noteholder Releasees, provided, however, that nothing contained herein shall be construed or deemed to release any covenants contained in, or claims for breach by any Noteholder of any of its representations, warranties, covenants and obligations under this Release, the Settlement Agreement, the Escrow Agreement, or that certain Exchange Agreement dated March     , 2003 by and among the Company, Allied Riser and the Noteholders (the "Exchange Agreement").

        3.    Allied Riser and the Company each acknowledge that it has been advised by legal counsel that this Release extends to Allied Riser and Company Released Claims that Allied Riser and the Company do not know or suspect to exist in their respective favors at the time of execution of this Release, which if known by them might have materially affected Allied Riser and the Company. Allied Riser and the Company, being so advised, hereby expressly waive any rights each may have to such unknown Claims.

        4.    Allied Riser and the Company each expressly agree and declare that each has voluntarily agreed to release and discharge all Allied Riser and Company Released Claims of its free will and accord, acting upon its own volition and that entering into this Release is not an admission of liability on the part of any party to this Release.

        5.    Mr. Dinsmore hereby releases, remises and forever discharges the Noteholder Releasees, of and from any and all manner of Claims that Mr. Dinsmore or any of his heirs, executors administrators, successors or assigns now has or may hereafter have against the Noteholder Releasees, or any of them, that arise out of or in connection with the Indenture, the Supplemental Indenture, the Notes, the Merger, the Noteholder Litigation, or the Bankruptcy Litigation, including without limitation, any counterclaims that were made, or that could have been made, in the Noteholder Litigation or the Bankruptcy Litigation, from the beginning of time to the date hereof (the "Dinsmore Released Claims").

        6.    Mr. Dinsmore further covenants and promises that he will not file, pursue or bring any Dinsmore Released Claim in any judicial or other forum against any one or more of the Noteholder Releasees.

        7.    Mr. Dinsmore acknowledges that he has been advised by legal counsel that this Release extends to Dinsmore Released Claims that Mr. Dinsmore does not know or suspect to exist in his favor at the time of execution of this Release, which if known by him might have materially affected him. Mr. Dinsmore, being so advised, hereby expressly waives any rights he may have to such unknown Claims.

        8.    Mr. Dinsmore expressly agrees and declares that he has voluntarily agreed to release and discharge all Dinsmore Released Claims of his free will and accord, acting upon his own volition and that entering into this Release is not an admission of liability on the part of any party to this Release.

        9.    Mr. Spreng hereby releases, remises and forever discharges the Noteholder Releasees, of and from any and all manner of Claims that Mr. Spreng or any of his heirs, executors administrators, successors or assigns now has or may hereafter have against the Noteholder Releasees, or any of them, that arise out of or in connection with the Indenture, the Supplemental Indenture, the Notes, the Merger, the Noteholder Litigation, or the Bankruptcy Litigation, including without limitation, any counterclaims that were made, or that could have been made, in the Noteholder Litigation or the Bankruptcy Litigation, from the beginning of time to the date hereof (the "Spreng Released Claims").

        10.  Mr. Spreng further covenants and promises that he will not file, pursue or bring any Spreng Released Claim in any judicial or other forum against any one or more of the Noteholder Releasees.

        11.  Mr. Spreng acknowledges that he has been advised by legal counsel that this Release extends to Spreng Released Claims that Mr. Spreng does not know or suspect to exist in his favor at the time of execution of this Release, which if known by him might have materially affected him. Mr. Spreng, being so advised, hereby expressly waives any rights he may have to such unknown Claims.

        12.  Mr. Spreng expressly agrees and declares that he has voluntarily agreed to release and discharge all Spreng Released Claims of his free will and accord, acting upon his own volition and that entering into this Release is not an admission of liability on the part of any party to this Release.

        13.  Mr. Lynch hereby releases, remises and forever discharges the Noteholder Releasees, of and from any and all manner of Claims that Mr. Lynch or any of his heirs, executors administrators, successors or assigns now has or may hereafter have against the Noteholder Releasees, or any of them, that arise out of or in connection with the Indenture, the Supplemental Indenture, the Notes, the Merger, the Noteholder Litigation, or the Bankruptcy Litigation, including without limitation, any counterclaims that were made, or that could have been made, in the Noteholder Litigation or the Bankruptcy Litigation, from the beginning of time to the date hereof (the "Lynch Released Claims").

        14.  Mr. Lynch further covenants and promises that he will not file, pursue or bring any Lynch Released Claim in any judicial or other forum against any one or more of the Noteholder Releasees.

        15.  Mr. Lynch acknowledges that he has been advised by legal counsel that this Release extends to Lynch Released Claims that Mr. Lynch does not know or suspect to exist in his favor at the time of execution of this Release, which if known by him might have materially affected him. Mr. Lynch, being so advised, hereby expressly waives any rights he may have to such unknown Claims.

        16.  Mr. Lynch expressly agrees and declares that he has voluntarily agreed to release and discharge all Lynch Released Claims of his free will and accord, acting upon his own volition and that entering into this Release is not an admission of liability on the part of any party to this Release.

        17.  Mr. Whitaker hereby releases, remises and forever discharges the Noteholder Releasees, of and from any and all manner of Claims that Mr. Whitaker or any of his heirs, executors administrators, successors or assigns now has or may hereafter have against the Noteholder Releasees, or any of them, that arise out of or in connection with the Indenture, the Supplemental Indenture, the Notes, the Merger, the Noteholder Litigation, or the Bankruptcy Litigation, including without limitation, any counterclaims that were made, or that could have been made, in the Noteholder Litigation or the Bankruptcy Litigation, from the beginning of time to the date hereof (the "Whitaker Released Claims").

        18.  Mr. Whitaker further covenants and promises that he will not file, pursue or bring any Whitaker Released Claim in any judicial or other forum against any one or more of the Noteholder Releasees.

        19.  Mr. Whitaker acknowledges that he has been advised by legal counsel that this Release extends to Whitaker Released Claims that Mr. Whitaker does not know or suspect to exist in his favor at the time of execution of this Release, which if known by him might have materially affected him. Mr. Whitaker, being so advised, hereby expressly waives any rights he may have to such unknown Claims.

        20.  Mr. Whitaker expressly agrees and declares that he has voluntarily agreed to release and discharge all Whitaker Released Claims of his free will and accord, acting upon his own volition and that entering into this Release is not an admission of liability on the part of any party to this Release.

        21.  Each Noteholder hereby releases, remises and forever discharges each of Allied Riser, the Company and the Allied Riser Directors, and, as the case may be, each of their stockholders, associates, owners, members, affiliates, divisions, subsidiaries, predecessors, successors, heirs, assigns, agents, directors, officers, partners, employees, insurers, representatives, counsel and all persons acting by, through, under or in concert with them, or any of them (collectively, the "Company-Side Releasees"), of and from any and all manner of Claims that any individual Noteholder or the Noteholders collectively, or any of their partners, members, stockholders, successors or assigns, now have or may hereafter have against the Company-Side Releasees, or any of them, that arise out of or in connection with the Indenture, the Supplemental Indenture, the Notes, the Merger, the Noteholder Litigation, or the Bankruptcy Litigation, including without limitation, any claims for corporate waste or mismanagement, violations of federal securities law and any allegations that were made, or that could have been made, and counterclaims that could have been made in the Noteholder Litigation or the Bankruptcy Litigation, from the beginning of time to the date hereof (the "Noteholder Released Claims").

        22.  Each Noteholder further covenants and promises that it will not file, pursue or bring any Noteholder Released Claim in any judicial or other forum against any one or more of the Company-Side Releasees, provided, however, that nothing contained herein shall be construed or deemed to release any covenants contained in, or claims for breach by Allied Riser or the Company of any of their respective representations, warranties, covenants and obligations under the Settlement Agreement, the Exchange Agreement or the Escrow Agreement.

        23.  Each Noteholder acknowledges that it has been advised by legal counsel that this release extends to Noteholder Released Claims that such Noteholder does not know or suspect to exist in its favor at the time of execution of this Release, which if known by such Noteholder might have materially affected such Noteholder. Each Noteholder, being so advised, hereby expressly waives any rights each may have to such unknown claims.

        24.  Each Noteholder expressly agrees and declares that it has voluntarily agreed to release and discharge all Noteholder Released Claims of its free will and accord, acting upon its own volition and that entering into this Release is not an admission of liability on the part of any party to this Release.

        25.  The parties hereto acknowledges that each and every provision of this Release constitutes material consideration for the mutual obligations and promises set forth herein.

        26.  This Release, together with the Settlement Agreement, represents the entire agreement and understanding among the parties with respect to the terms of the Noteholder Releases and the Allied Riser Releases, Company Releases and the Allied Riser Director Releases and prevails over prior communications between the parties and their representatives about the terms of the Release. This Release was drafted and reviewed by counsel for both parties and neither party shall be considered the drafter for purposes of construing any ambiguity in the Release.

        27.  This Release is binding upon the parties hereto and their respective past, present or future parents, subsidiaries, affiliates, predecessors, successors, transferees, assigns, representatives, principals, agents, officers, directors, and employees.

        28.  This Release may be executed in any number of identical counterparts each of which shall be deemed an original, and all of which together shall constitute a single agreement.

        29.  This Agreement shall be governed by the internal laws of the State of New York without regard to its conflict of law principles.

[Remainder of this page intentionally left blank; signature page follows]

        IN WITNESS WHEREOF, the parties hereto have caused this GENERAL RELEASE to be executed as of the date first above written.

ALLIED RISER COMMUNICATIONS CORPORATION
/s/ DAVID SCHAEFFER
By:	David Schaeffer
Title:	Chief Executive Officer
COGENT COMMUNICATIONS GROUP, INC.
/s/ DAVID SCHAEFFER
By:	David Schaeffer
Title:	Chief Executive Officer
/s/ GERALD K. DINSMORE GERALD K. DINSMORE
/s/ R. DAVID SPRENG R. DAVID SPRENG
/s/ DONALD LYNCH DONALD LYNCH
/s/ BLAIR P. WHITAKER BLAIR P. WHITAKER
ANDA PARTNERSHIP By it Partners
THE ANN ONLY TRUST
/s/ MARK SLEZAK
By: Mark Slezak
Title: Co-Trustee
THE ANN AND DESCENDANTS TRUST
/s/ MARK SLEZAK
By: Mark Slezak
Title: Co-Trustee
CRT CAPITAL GROUP, LLC
/s/ C. MICHAEL VAUGHN
By:	C. Michael Vaughn
Title:	Member
GUARDFISH, LLC
/s/ JOHN C. KOPCHIK
By:	John C. Kopchik
Title:	Principal of its Manager, Providence Asset Management LLC

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ANGELO, GORDON & CO., L.P.
/s/ MICHAEL L. GORDON
By:	Michael L. Gordon
Title:	Authorized Signatory
HBV MASTER REDISCOVERY OPPORTUNITIES FUND, L.P.
/s/ GEORGE J. KONOMOS
By:	George J. Konomos
Title:	Portfolio Manager
JMG CAPITAL PARTNERS, L.P.
/s/ JOHNATHAN GLASER
By:	Jonathan Glaser
Title:	Managing Member
JMG TRITON OFFSHORE FUND, LTD.
/s/ JOHNATHAN GLASER
By:	Jonathan Glaser
Title:	Managing Member
MARKETUS VALUE PARTNERS, L.P.
/s/ EDMUND A. HAJIM
By:	Edmund A. Hajim
Title:	Managing Member of its General Partner, Marketus, L.L.C.
LA POLICE AND FIRE PENSION FUND By its Manager, WR HUFF & CO.
/s/ MICHAEL J. MCGUINESS
By:	Michael J. McGuiness
Title:	Portfolio Manager
PENINSULA INVESTMENT PARTNERS, L.P.
/s/ R. TED WESCHLER
By:	R. Ted Weschler
Title:	Managing Member of its Investment Advisor and General Partner
SAGAMORE HILL HUB FUND LTD.
/s/ MARK MAY
By:	Mark May
Title:
LC CAPITAL MASTER FUND, LTD.
/s/ STEVE LAMPE
By:	Steve Lampe
Title:	Managing Member

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  Exhibit 10.18
GENERAL RELEASE
RECITALS